[LOGO]DIAMOND HILL FUNDS
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SEMIANNUAL REPORT | June 30, 2002


                            Diamond Hill Focus Fund
                          Diamond Hill Small Cap Fund
                          Diamond Hill Large Cap Fund
                       Diamond Hill Bank & Financial Fund
                   Diamond Hill Short Term Fixed Income Fund


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NOT FDIC   o MAY LOSE VALUE
INSURED    o NO BANK GUARANTEE
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[LOGO]DIAMOND HILL FUNDS
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MISSION STATEMENT AND PLEDGE

The mission of Diamond Hill is to achieve superior investment performance and provide exceptional service to our clients. Consistent with our mission, we make the following pledge to all of our clients:

Our investment discipline is to assess the economics of the underlying business, its management, and the price that must be paid to own a piece of it. We seek to concentrate our investments in businesses that are available at prices below intrinsic value and are managed or controlled by trustworthy and capable people. We will consistently apply this investment discipline.

We will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of the trust placed in us.

Our investment team will be comprised of people with integrity, sound experience and education, in combination with a strong work ethic and independence of thought. Especially important is that each associate possesses the highest level of character, business ethics and professionalism.

Our employees will enjoy a working environment that supports professional and personal growth initiatives, thereby maximizing employee satisfaction while enhancing the productivity of the firm and the experience of our clients.

We will invest the capital that you entrust to us with the same care that we invest our own capital. To this end, Diamond Hill investment management employees will commit all of their investments in marketable securities to the same portfolios in which our clients invest.

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Diamond Hill Funds Semiannual Report June 30, 2002                       Page  1
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OUR FUNDAMENTAL PRINCIPLES

o Every share of stock has an intrinsic value (discussed below) that is independent of its current stock market price. We believe that we can determine a reasonable approximation of that intrinsic value. At any point in time, the stock market price may be either significantly higher or lower than intrinsic value.

o Over short periods of time, as evidenced by extreme stock market volatility, the stock market price is heavily influenced by the emotions of market participants, which are far more difficult to predict than intrinsic value. While stock market prices may experience extreme fluctuations on a particular day, we believe intrinsic value is far less volatile.

o Over sufficiently long periods of time, five years and longer, the stock market price tends to revert to intrinsic value.

o We concentrate our investments in businesses whose per share intrinsic value is likely to grow. To achieve this, we assess the underlying economics of the businesses in which we invest and the industries and markets in which they participate. We seek to invest in businesses that possess a competitive advantage and significant growth prospects and outstanding managers and employees.

o We only invest in a business when the stock market price is lower than our conservative assessment of per share intrinsic value. In addition, every business in which we invest is "handicapped" by its price. While we would prefer to own only great businesses with superior managers, there are very few businesses that satisfy those criteria and additionally are available at attractive prices. As a result, we may invest in less attractive businesses at more than attractive prices. Depending on the price that we pay, our returns from less than ideal businesses may be even better than our returns from ideal businesses.

o In estimating intrinsic value, we attempt to adopt an interdisciplinary approach. Not only do we perform financial modeling including discounted cash flow (DCF), private market value, and leveraged buyout (LBO) analyses, we draw from other areas we believe are relevant to our investment decision-making. These include economics, statistics and probability theory, politics and the regulatory environment, and psychology and consumer behavior. In short, we do not want to exclude from our thinking anything that can help us forecast future cash flows, our most important as well as difficult job.

o We achieve our return from both (a) closing of the gap between our purchase price and intrinsic value and (b) growth in per share intrinsic value.

o We do not define risk by price volatility. We define risk as the possibility that we are unable to obtain the return of the capital that we invest as well as a reasonable return on that capital when we need the capital for other purposes. If you will need the capital that you entrust to us in less than five years, then you should not invest that capital in the stock market.

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Page  2                       Diamond Hill Funds Semiannual Report June 30, 2002
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August 7, 2002

Dear Fellow Shareholder:

We are pleased to submit our Semi-Annual Letter for the Diamond Hill Funds. As always, we appreciate the confidence that you have placed in us and we assure you that we are constantly guided by our fiduciary duties to you.

A summary of the performance of the Diamond Hill Funds Class A shares follows:

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                                                                  Total Return
                                             ---------------------------------------------------------
                                              Three       Six        One       Three Years
                                             Months     Months      Year          Ended        Since
                                  06/30/02    Ended      Ended      Ended        6/28/02     Inception   Inception
Fund Name                           NAV      6/28/02    6/28/02    6/28/02    (Annualized)  (Annualized)    Date
------------------------------------------------------------------------------------------------------------------
Focus Fund (DIAMX)                 $10.79     -8.33%      1.12%    -10.33%          NA          4.73%     6/30/00
------------------------------------------------------------------------------------------------------------------
Wilshire 5000 Index                          -12.61%    -11.77%    -16.62%       -8.22%       -15.98%
------------------------------------------------------------------------------------------------------------------

Small Cap Fund (DHSCX)             $12.93     -5.55%      5.21%      2.72%          NA         20.28%    12/29/00
------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                            -8.35%     -4.69%     -8.42%        1.80%        -1.47%
------------------------------------------------------------------------------------------------------------------

Large Cap Fund (DHLAX)             $ 8.93    -14.22%    -11.23%    -10.62%          NA        -10.57%     6/29/01
------------------------------------------------------------------------------------------------------------------
Russell 1000 Index                           -13.44%    -12.79%    -17.69%       -8.59%       -17.69%
------------------------------------------------------------------------------------------------------------------

Bank & Financial Fund (BANCX)      $12.93      5.27%     16.35%     22.91%       13.31%        12.33%      8/1/97
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S & P Supercomposite Financials*              -6.95%     -3.32%    -10.78%       -0.88%         5.44%
------------------------------------------------------------------------------------------------------------------

Source: Diamond Hill Funds & Bloomberg L.P.

*Returns for the S&P Supercomposite Financials are price change only before November 29, 2001 and total return thereafter. Returns are shown without sales charges but include all other expenses.

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

The portfolio managers' reports throughout this Semi-Annual Report present a more detailed review of the performance and composition of each fund.

The equity markets were generally quite difficult in the first half of 2002, becoming downright treacherous during the month of July, which is not reflected in the summary above. Relative to the market indices and other similar mutual funds, the Diamond Hill Funds continue to be well-served by our investment discipline whereby we seek to concentrate our investments in the securities of well managed businesses which are available at prices significantly below their intrinsic value.

While the since inception absolute returns of some of our funds are below our objectives, we are neither discouraged nor surprised by that fact considering the market environment over the last two years. We have consistently maintained that the S&P 500 Index in general, and in particular the mega-cap and technology stocks that came to dominate the index at the end of the last century, were extremely overvalued. We expected that it could be difficult to achieve absolute returns over shorter periods of time while that overvaluation was being corrected even if our investments were in reasonably valued mid- and small-cap stocks.

However, when investing in equities, we are prepared (and hope you are as well) to wait as long as five years to achieve a reasonable return. We invest at a price that is sufficiently below our estimate of intrinsic value, which allows us to achieve a reasonable return even if it is five years before the price rises to intrinsic value. We hope that the price will rise to intrinsic value before five years, and that intrinsic value grows in the meantime, but the price that we pay should give us a reasonable return if neither of our hopes comes to fruition. Of course, we will make mistakes about the quality of management or intrinsic value but if we build portfolios of twenty to fifty positions that we believe satisfy our criteria, the mistakes should be outweighed by the favorable economics of our remaining positions.
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Diamond Hill Funds Semiannual Report June 30, 2002                       Page  3
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Why did we continue  to invest in  equities at a time when we believed  that the market indices were substantially overvalued? As long as we can invest in certain equity securities at prices that are significantly below our estimate of intrinsic value, we feel that it makes sense to do so regardless of the overall market environment.

Another reason that we do not sit on the sidelines when the market indices are substantially overvalued is that we have no idea when that overvaluation will be corrected. Markets can remain substantially overvalued (or undervalued) for long periods of time but eventually market prices will revert to intrinsic value. If we invest at the right price, our returns should be attractive even if the market environment is unfavorable for the next five years. Over a five-year period of time, it is reasonably likely that our returns could come from mergers and acquisitions, significant share buybacks, attractive financings, or other transactions that do not require a favorable market environment.

When we wrote to you on February 17, 2002, we said that our best estimate for the S&P 500 return for the next ten years was 6% per year. After adjusting for lower projected earnings and the severe decline in market prices, our estimate increased to 8% per year at the market lows during July 2002. At these levels, we believed that much of the overvaluation had been wrung out of the market indices. We still believed, however, that our portfolios were significantly more attractive than the market indices. Now that the market indices have rebounded significantly (10% in the case of the S&P 500 Index) from their lows, the opportunities to outperform are even greater.

The media are understandably obsessed with the perceived causes of the severe market decline. Corporate scandals involving dishonest managers aided by conflicted investment bankers, accountants, and other market participants have led to an extreme distrust of our corporations. This distrust is often cited as the proximate cause of the market decline. We believe that the fundamental problem that is being resolved by the markets is the overvaluation of equities. Corporate scandals are a symptom of that problem. While we are hopeful that recent events may lead to improvements in corporate governance, accounting, and the markets in general, we believe that the return of stock prices to reasonable levels will do the most to cure what ails the markets.

At the lows in July 2002, we began to approach the upper bounds of a reasonable range for the fair value of the S&P 500 Index. As we write this, we are 10% above those lows and we would not at all be surprised if the market were to decline another 20-30%. Still, we are encouraged by the quality of the businesses in which we are investing and the discounts to intrinsic value at which we are able to purchase them. We expect to be pleased with both the absolute and relative returns that they produce over the next five years.

Again, we thank you for your confidence in us and urge you to read the portfolio managers' reports for each of the Diamond Hill Funds, our Mission Statement & Pledge on page 1, and our Fundamental Principles on page 2.


R. H. Dillon, CFA                   Christopher M. Bingaman, CFA


Thomas P. Schindler, CFA            William P. Zox, J.D., LL.M

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Page  4                       Diamond Hill Funds Semiannual Report June 30, 2002
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DIAMOND HILL FOCUS FUND

Thank you for your interest in the Diamond Hill Focus Fund. This letter will provide a brief update on the Fund for the first half of 2002 and some thoughts looking forward.

Results (Class A) Since Inception*
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                                                                        Since
                                                     6 months          6/30/00
                                                  Ended 6/28/02       Inception
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Diamond Hill Focus Fund (DIAMX)                        1.12%             9.70%
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Wilshire 5000                                        -11.77%           -29.41%
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Russell 3000                                         -12.22%           -28.73%
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*Returns shown are total returns. The Fund return excludes any sales charges but includes all other expenses.

The Diamond Hill Focus Fund continues to lean decidedly toward mid and small capitalization companies. This bias has undoubtedly contributed to the Fund achieving a small positive absolute return and significant relative outperformance for both the six months and since inception periods through June 2002. (Subsequent to quarter end, the Focus Fund dropped into negative territory as the overall market experienced further declines.)

During the first half of 2002, companies including Belo (the Fund's single largest position at quarter end), CPI, Countrywide Credit, and Key Production made positive contributions to return. In addition, the sale of two positions during the first half, Black & Decker and PacifiCare Health, recognized significant gains. All of these have market caps below $7 billion. At mid-year, only two large cap banks, FleetBoston Financial and U.S. Bancorp, fell squarely into the large-cap realm (largest 100 in the U.S or $20 billion and above market capitalizations). Grocery retailer Kroger with a market cap of about $15 billion would also fit most definitions of large cap.

CABLEVISION AND PRIVATE MARKET VALUES

The biggest negative contribution to first half performance resulted from our investment in Cablevision, which cost the Fund about 5%. Cablevision was bought after it was deemed attractive on a per subscriber basis. A starting point for this analysis is to calculate the valuation the public market is assigning to the enterprise value (market capitalization plus debt less cash) to each subscriber that Cablevision currently serves. This is then compared to prices paid for various cable systems by other operators in arm's length transactions over the years. This, however, is just a starting point. The first check is to try to determine whether the prices paid by purchasers make sense. We might have determined that purchasers were using overly optimistic assumptions (in any number of variables including the number of subscriber additions going forward, the amount of maintenance cap ex needed, the adoption rate of broadband internet and digital services, or the operating margins that could be achieved in a given cable system) that would have made the reference point irrelevant. In other words, we might have concluded that purchasers were overpaying for acquisitions because they didn't "cash flow out". In the case of many of the purchase multiples, we believed prices did make sense. In hindsight, this certainly appears to be an error in judgment.

Cablevision has experienced other issues unique to it (although the company is not alone among cable companies in its stock price difficulties- Adelphia is clearly the worst case but AOL Time Warner, Charter Communications, Insight are off similar amounts to Cablevision; Cox and Comcast are down to a lesser degree as well). The well publicized inability to come to terms with the YES Network (the New York Yankees baseball channel) led to subscriber losses in many of the company's New York area systems. Capital expenditures were likely underestimated and the value of some PCS licenses overestimated. The bottom line is that as these events unfolded, we were lowering our estimate of intrinsic value, but the price appeared to have declined even more. In hindsight, the original hopes for the investment appear unachievable. Yet that is now a sunk cost and what matters is how the investment might do going forward (we could be looking to Cablevision as a source of a tax loss before the end of October). While our credibility on the name is undoubtedly low, we think we'll have opportunities to be selling at much higher levels than current.

SHORT SALES

An important development concerning the Focus Fund during the first half of the year was the approval by the trustees of short sales in the Fund. The intent is for the shorts to be additive to total returns (not part of a hedging strategy, although

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Diamond Hill Funds Semiannual Report June 30, 2002                       Page  5
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that could be the unintended  result).  Undoubtedly,  an unhedged short position carries risk. Theoretically, the short-seller is exposed to unlimited losses, although we don't believe we will ever open the Wall Street Journal Money & Investing section and see a 8 (the symbol for infinity) next to a company we are short (at least we hope not). On a practical level, the difficulty in short sales is that an investor can identify an overvalued company, and it can proceed to become even more overvalued. True, a similar frustration can occur with the purchase (going long) of a stock. An investor can successfully identify an undervalued stock and it can proceed to get even more undervalued. While this can cause a great deal of psychological pain, we assure you that if the original analysis is correct and the stock is truly undervalued, the price will eventually reflect it. So long as the investor remains patient (and has not bought the stock on margin), in the end there will be a happy result. In the case of a short sale, however, as the short position appreciates against the investor (becomes more overvalued), it can begin to strain the financial resources of the short seller. Unless the seller has unlimited borrowing sources (Bill Zox reports that, much to his chagrin, he has found that this is not the state of affairs in the real world), the Wall Street adage "the market can remain irrational longer than you can remain solvent" can apply. To put it simply, the path matters in a short sale. For these reasons, we generally will limit our overall exposure to shorts to no more than 35% of total net assets, with each individual short position being much smaller than a typical long position. Currently, we are short about six mega-cap names, half of which are in the technology area. This should at least reinforce our conviction in some of our general views of the market.


R. H. Dillon, CFA                   Thomas P. Schindler
CIO & Portfolio Manager             Portfolio Manager

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Page  6                       Diamond Hill Funds Semiannual Report June 30, 2002
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DIAMOND HILL SMALL CAP FUND

Thank you for your interest in the Diamond Hill Small Cap Fund. This letter provides a brief update on the Fund for the first half of 2002 and some thoughts looking forward.

Results (Class A) Since Inception
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                                                                        Since
                                                     6 months          12/29/00
                                                  Ended 6/28/02       Inception
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Diamond Hill Small Cap Fund (DHSCX)                    5.21%            31.99%
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Wilshire 4500                                         -8.17%           -16.74%
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Russell 2000                                          -4.70%            -2.19%
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We are not  satisfied  with the above  absolute or relative  results for several reasons (although we are not trying to be apologetic or falsely modest either). First, the span of time covered is so brief. If we were able to look back in a few decades having compounded at anything near 20% annually (which is roughly the return through 1 1/2 years), then it would take a very tough grader to judge the result unsatisfactory. We are also aware that investors who have made contributions or withdrawals from the Fund at different times could have experienced markedly different returns than those above. The best we can do in that situation is hope our shareholders remain in the Fund consistently, and over a long period those timing differences become inconsequential. Second, short-term results can change quickly. In fact, as we write this letter, DHSCX had given back all the first half gains and more in the month of July. Last and most importantly, we do not become satisfied about past results because they are just that, the past. Our fiduciary duty to shareholders requires us to look forward, and do things that make sense in order to generate attractive returns in the future.

It might also aid in understanding the short-term performance of the Fund to consider the results in a different context. At the end of 1999, we noted (while at a different organization) that a once-in-a-generation market dichotomy had emerged. The stock prices of just about anything connected to technology or telecom had risen dramatically. In many cases, revenues at these companies were indeed growing rapidly. In fewer cases, this revenue growth translated into growing earnings and the generation of some free cash flow. However, in most all cases, to justify the prices being paid, one had to assume that this type of growth would continue for a long, long time. At the same time, many solid companies including Black & Decker, Countrywide Credit, and Crossmann Communities, priced at attractive levels in relation to economic earnings, were posting decent operating results only to have the stock price continue to languish. It is always only a matter of time before these strange situations reverse, and this time was no different. Consider the performance of the Growth and Value components that together make up the Russell 2000 during the consecutive 2 1/4 year periods:

                                                Price Change      Price Change
                                              1/2/98- 3/31/00   3/31/00- 6/28/02
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Russell 2000 Growth Index                          57.3%             -47.2%
--------------------------------------------------------------------------------
Russell 2000 Value Index                          - 9.4%              37.1%
--------------------------------------------------------------------------------
Source: Baseline

We believed that the "table was set," in billiards parlance, to achieve decent relative performance when the fund started in December 2000. This, however, is not to say that actually generating the result was easy. At these times, the main difficulty is maintaining conviction (which is hopefully is based on valid data and sound conclusions) and ignoring "what the market is saying," a commonly heard phrase from those who personify the market. This is easier said than done. If we could transport you back to the end of 1999, you would find that an analyst who expressed disbelief about stocks of companies with unproven business models priced at huge multiples of revenues were called morons (and worse) who didn't understand that it was a "new economy" or that conventional accounting and finance couldn't be applied to information-based companies. To take one example, Internet Capital Group (ICGE) with revenues of $125 million had a market cap of $44 billion, about equal to that of Merrill Lynch, Lehman Brothers, AG Edwards, Legg Mason, and Raymond James combined at the time. While the mania had already deflated some by the end of 2000, it was still common to cross paths with those convinced that shares of many technology and telecommunications companies would come racing back, often based on the rationale that the share prices were down so much the stocks must be bargains (incidentally, we heard the same people argue that a company like Countrywide Credit was a "dog" because, after all, the stock price wasn't going up). In circumstances such as this, all we can do is remain patient, keep our eye on the long-term, and prepare our minds to take advantage of attractive opportunities that arise.

                                                                 ---------------
                                                                     Continued >
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Diamond Hill Funds Semiannual Report June 30, 2002                       Page  7
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PORTFOLIO SALES

In late February and during the month of March, we realized gains in Black & Decker, Ceridian, United Rentals, Minerals Technologies, and Unit Corp. We also had gains on partial sales of PacifiCare, Mesaba Holdings, and American Service Group during the first half of the year. Since we also had many portfolio holdings at an unrealized loss, some might criticize these sales as wrongheaded, akin to selling your winners and hanging on to your losers. The analysis behind a thoughtful investment discipline, however, is seldom as simple as "hang on to your winners" and "cut your losses."

Our goal is to remain rational. We are aware, for instance, that studies in psychology demonstrate that humans generally exhibit overconfidence. We factor this trait into our thinking by being conservative in our projections about the future, and continually looking for disconfirming evidence regarding our investment thesis. This does not mean that we consider a price decline as evidence of a decline in value. For instance, American Service Group was considerably underwater at one point in the fall of 2001 before recovering and generating an overall gain. Nor do we set an initial price target for a stock, automatically selling if and when the price reaches that target. It is possible for a company to make significant fundamental progress in the interim or for us to conclude that we were too conservative at the onset.

The most important point to understand concerning these sales is that we are constantly comparing price and value. If we can no longer justify that a stock we own will provide an adequate return without making unrealistic assumptions, we believe the only prudent thing is to sell the stock. Two additional points of clarification may help in this discussion. First, tax considerations must be taken into account in order to determine a rational manner to proceed. Second, some might critique the sale of portfolio holdings without a concomitant purchase of another security as "market timing." Neither the purchase nor sale of any stock we make has much to do with a view of the general market. It might well be that a stock reaches our estimate of fair value primarily due to a general rise in the market. That is fine with us. We'll gladly sell and remain patient until we can purchase something else that makes sense or perhaps even the same security at a later time (as we've done with Foundry Networks and Adaptec). The intent, however, is not to time the market. The intent is to sell a position we deem fairly valued or to trim a position whose potential return no longer warrants it to have such a large weighting in the portfolio.

ADELPHIA COMMUNICATIONS

The most serious setback in the Fund for the first six months in the year was our [mal]investment in Adelphia Communications. The realized loss on this position reduced the Fund's return somewhere between 2.5 and 3%. Originally, we bought Adelphia on the premise that the company's cable subscribers would generate sufficient cash flow, after paying interest and principal on the company's outstanding debt, to earn a decent return on the price we paid to own the business. As it turned out, the company had also guaranteed loans held by private partnerships controlled by the Rigas family (who also controlled Adelphia) that were not consolidated on the balance sheet of Adelphia. We did not sell our investment immediately on this disclosure, as the market decline of the stock appeared to be well in excess of the newly disclosed debt. Later, it was alleged that the Rigas family used Adelphia funds for private purposes, which if true, is an egregious case of self-dealing. There is no positive spin that we could place on this investment. We did not need a first-hand experience to learn that no price is cheap enough when dishonest management is involved. Still, it is inescapable that given enough time and opportunity, mistakes will be made. Hopefully, they are few and far between, and in the end do not seriously impede our ability to compound capital at an attractive rate.

LOOKING FORWARD

We believe much of the dichotomy in the market discussed earlier has now been eliminated. Furthermore, although some of the excesses have been wrung out, we would hesitate to characterize the general market as cheap. This leaves us, while we hate to use the Wall Street cliche, with a "stockpicker's market". (Then again, unless a sector rotation, market timing, or "closet index" strategy is employed, none of which we hold in high esteem, it would seem to us that it is always a "stockpicker's market"). There are several ways we think we can scratch out decent returns even in an uninspiring general market environment.

First, we believe many of the companies we own can continue to execute their business plans and crank out earnings gains. In the short run, the multiple afforded to a company's earnings is the main determinant of return. This is driven a lot by market psychology and in part by reasonable changes in expectations about future prospects. But over time, the compound growth of the earnings (and because most of these earnings are being retained and reinvested, the net worth) is the main

--------------------------------------------------------------------------------
Page  8                       Diamond Hill Funds Semiannual Report June 30, 2002
determinant of the return. With these stocks, patience is a virtue.

A second group of stocks we are optimistic about have either small or nascent operating businesses, but solid balance sheets allowing us not to have to pay much to participate in any upside the business may generate in terms of cash flow. The risk with many of these companies is that they experience operating losses and burn through some or all of the cash on hand. Some may not work out, but we believe on balance, our experience should be good. We own a handful of stocks we believe fit this characterization, including:

                           Recent        Net Cash                     Run Rate
                         Stock Price     per Share     Market Cap     Revenues
--------------------------------------------------------------------------------
American Pacific (APFC)      $8.85          $1.00     $64 million    $80 million
--------------------------------------------------------------------------------
Bam! Entertainment (BFUN)    $2.10          $1.50     $29 MM         $28 MM
--------------------------------------------------------------------------------
Captaris (CAPA)              $2.42          $2.40     $77 MM         $85 MM
--------------------------------------------------------------------------------
Interland (INLD)             $3.00          $0.82     $413 MM        $105 MM
--------------------------------------------------------------------------------
Natus Medical (BABY)         $3.40          $3.00     $55 MM         $24 MM
--------------------------------------------------------------------------------
New Focus (NUFO)             $2.80          $3.70     $215 MM        $ 40 MM
--------------------------------------------------------------------------------

Finally, merger activity, which has plummeted along with the decline in the market for a variety of reasons, could be a potential source of returns. Lower stock prices make stock a weaker currency for purchasers to use in deals. Many companies are busy repairing balance sheets that became fairly leveraged during the 1990s. The economic downturn and losses experienced by bank lenders has caused some decline in willingness to lend money. While many solid investment grade credits still have adequate capital available to them, some companies would find accessing debt markets prohibitively expensive if available at all. Finally, merger activity is subject to many of the same abnormal psychology found in the public markets. Although it may not be fully rational, the experience of some serial acquirers like Tyco has probably caused many to now look askance at some of the ideas pitched by investment bankers. Recently, VIB Corp. received a buyout offer at a modest premium to the stock price at the time. This is the first takeout of a Fund holding (we had sold our position in Crossmann Communities just previous to it being bought by Beazer Homes). This is a slower pace than what we might have expected, but not completely surprising given the backdrop. We'd like to think the reason some of our holdings might receive takeover offers would stem from purchasers identifying the same value we do in the company, even after paying a premium. There might be other reasons as well, such as two companies trying to merge out of a position of weakness or trying to generate some earnings growth through cost savings. Nevertheless, we believe merger activity will eventually pick up and help our returns.

R. H. Dillon, CFA                   Thomas P. Schindler
CIO & Portfolio Manager             Portfolio Manager

--------------------------------------------------------------------------------
Diamond Hill Funds Semiannual Report June 30, 2002                       Page  9

DIAMOND HILL LARGE CAP FUND

Thank you for your interest in the Diamond Hill Large Cap Fund. This letter provides a brief update on the Fund for the first half of 2002 and some thoughts looking forward.

The first six months of 2002 witnessed the continuation of many of the equity market trends that have been in place since the first quarter of 2000. The first and most obvious of these is the general downward movement in stock prices. However, within this broader decline various parts of the market are performing quite differently. Generalizing again, this post March 2000 period has been characterized by small cap stocks outperforming large cap stocks and technology and telecom shares lagging all other sectors in the market. We continue to believe this is a natural unwinding of the late 1990's excesses in which the tech, telecom and mega cap stocks (in all sectors) rose to extremely lofty valuations.

The first six months of 2002 again followed those post March 2000 trends. The total returns for the S&P 500, S&P MidCap 400 and the S&P SmallCap 600 were -13.16%, -3.21% and -0.01%, respectively. The Diamond Hill Large Cap Fund declined by 11.23% during this time period. As of June 30, 2002, the fund completed its first full year of existence with a decline of 10.62%. This compares to a decline of 17.99% for the benchmark S&P 500. The majority of the relative out-performance can be attributed to a focus away from the stocks of technology, telecom and mega cap companies. We are clearly disappointed with the absolute level of returns for both the six-month and one year periods. We continue to look for new investment opportunities that we believe will produce absolute returns superior to that of other asset classes over the long-term and believe our relative performance will outperform the benchmark over time.

We would like to briefly mention two sales and two additions that took place within the portfolio during the first half of the year. Starting with the eliminations, we sold FedEx and Adelphia Communications out of the portfolio. The reasons for purchasing the two names were basically that we felt these were fairly predictable businesses selling at attractive prices, however, the outcomes of the two were quite different. FedEx was purchased in the second half of 2001 at prices averaging roughly $37/share. We liked the stability and steady growth of the business and felt we were buying the shares at a discount to intrinsic value as the market had beaten the shares down on concerns over the pace of near term economic activity. The company continued to report solid results over the last half of the year and the market quickly closed the gap between the price and our intrinsic value estimate. We sold the shares in January at approximately $53. Adelphia, whose issues are recounted in the Diamond Hill Small Cap Fund letter, was also sold in the first half, after costing the Fund roughly 2%.

A couple of new names that were added during the first half of 2002 and are substantial weightings in the portfolio are Valero Energy and Fortune Brands. Valero is a medium sized refiner of oil into gasoline, jet fuel and petrochemicals. Refining margins can fluctuate in the near term based on regional capacity issues, however, longer-term we believe additions to new capacity will be at a minimum due to recent industry consolidation as well as continued environmental pressures. We believe this industry offers fairly modest but stable growth, and will enjoy increasing margins and returns on capital over time.

Fortune Brands is a holding company with subsidiaries engaged in the manufacture and sale of home products, spirits and wine, golf products and office products. The units generally make branded goods including Moen, MasterBrands, Master Lock, Jim Beam, Titlelest and Cobra. The company has a strong history of consistently growing these branded goods businesses while reinvesting in new products and improving operating margins. Fortune Brands has recently benefited from a new joint venture agreement with a Swedish company that has created the largest spirits vendor in the U.S. and improved the profitability of this business unit. The company continues to take excess cash generated from this steady producer and reinvest into faster growth opportunities, primarily in the home goods area.

As we communicated during our annual letter in January, the Fund will be a more concentrated portfolio than is typically found in large cap mutual fund portfolios. During the first year since inception, the fund has maintained positions in roughly 35 - 45 stocks. The fund will also continues to be concentrated in companies with a market capitalization over $5 billion but also maintains investments in companies with market caps as low as $1.0 billion.

R. H. Dillon, CFA                   Christopher M. Bingaman, CFA

--------------------------------------------------------------------------------
Page  10                      Diamond Hill Funds Semiannual Report June 30, 2002

DIAMOND HILL BANK & FINANCIAL FUND

Thank you for your interest in the Diamond Hill Bank & Financial Fund (formerly known as the Banc Stock Group Fund).

The first six months of 2002 witnessed the continuation of many equity market trends that have been in place since the first quarter of 2000. The first and most obvious of these is the general downward movement in stock prices. However, within this broader decline various parts of the market are performing quite differently. Generalizing again, this post-bubble period has been characterized by small cap stocks outperforming large cap stocks and technology and telecom shares lagging all other sectors in the market. We continue to believe this is a natural unwinding of the late 1990's excesses in which the tech, telecom and mega cap stocks (in all sectors) rose to extremely lofty valuations. Since early 2000 the financial sector has performed very well on a relative basis with many individual companies (especially small cap banks and thrifts) even producing very strong absolute returns. To help put this into perspective we can look at the performance of two indices from March 31, 2000, through June 30, 2002. During that nine-quarter period, the total return from the S&P 500 was -31.99%, while the total return from the NASDAQ Bank Index was a positive 65.79%.

The first six months of 2002 again followed those post March 2000 trends. The total returns (i.e., including dividends) for S&P 500, S&P 1500 Financials and the NASDAQ Bank Index were -13.16%, -3.32% and +13.91%, respectively. The
Diamond Hill Bank & Financial Fund was up 16.35% during this period and continued to benefit from healthy exposures to relatively lower risk areas of financial services. Again, our small cap bank and thrift holdings (which are generally more dependent on secured real-estate, spread based lending) provided the majority of returns during the first two quarters of 2002.

The top three performers during the first half of the year were Pacific Union Bank, ITLA Capital Corp. and VIB Corp., up 52%, 42%, and 42%, respectively. The poorest performers during the first half were some of the large cap companies recently added to the fund. These include Citigroup, Merrill Lynch and Mellon Bank. We started buying Citigroup in the first quarter, while the other two were added during the second quarter. All three are down from the initial purchase prices, however, we believe these companies maintain outstanding franchises and are now trading at prices substantially below intrinsic value. The fund sold entire positions in six names during the first half of 2002: Allegiant Bancorp, First Banks America, First Republic Bank, Greater Bay Bancorp, Mississippi Valley Bankshares and Wintrust Financial. Allegiant and Wintrust were sold primarily for valuation reasons, while Greater Bay, First Banks and First Republic were sold due to a combination of concerns over ownership and/or fundamental issues as well as valuation. Finally, Mississippi Valley was sold after they announced a definitive agreement to be acquired by Marshall & Ilsley Corp. a Milwaukee based bank holding company. We began buying the shares during the first quarter of this year and realized a gain of roughly 25% on the sale.

Within the financial sector, the companies that we continue to avoid are those that have substantial sub-prime consumer lending risks. We continue to see deterioration in the credit profiles of those companies and when combined with a much tougher regulatory environment it appears that it may become more difficult for these companies to grow their way out of trouble through the rapid addition of new loans. We are also keeping a very close eye on consumer credit trends in general. The deterioration in commercial credit has been widely known for at least two full years and it now appears that the worst is likely behind us. However, the consumer credit trends that have been very solid throughout the recession may begin to show signs of stress if the economy continues to slow from its healthy pace during the first quarter. As always, we are assessing the long-term fundamental outlook of current and prospective holdings along with the price of an ownership stake in these businesses.

Christopher M. Bingaman, CFA

--------------------------------------------------------------------------------
Diamond Hill Funds Semiannual Report June 30, 2002                      Page  11

THE DIAMOND HILL SHORT TERM FIXED INCOME FUND

The Diamond Hill Short Term Fixed Income Fund began on the first day of July and was targeted for investors seeking income returns higher than money market funds. The portfolio ended the month with an average duration of about 2 years, an average quality rating of AA, and an average yield to maturity ("YTM") at purchase of about 4.30% (YTM represents anticipated returns for securities held to maturity and does not reflect fund expenses, therefore, a fund investor should anticipate a lower return). The fund's purchases were concentrated in the mortgage market, as well as the corporate bond market.

As the equity markets continued to deteriorate through out the month, capital shifted from equities to the short term U.S. Government note market. Yields declined dramatically, with the 2-year T-note yield declining by about 65 basis points to yield 2.30%. This yield level approached all time lows, which is why our purchases were concentrated in the other, higher yielding markets.

In the long run, the level of interest rates, in our markets, will be determined by the Federal Reserve, as well as by the strength of our economy. However, in the near term, the price movement of fixed income securities will continue to be directly affected by the direction of the equity markets. The markets have been very volatile, and I would expect this volatility to continue for some time.

Kent Rinker
Managing Director of Fixed Income
& Portfolio Manager

--------------------------------------------------------------------------------
Page  12                      Diamond Hill Funds Semiannual Report June 30, 2002

--------------------------------------------------------------------------------
                             Diamond Hill Focus Fund
                             Schedule of Investments
                            June 30, 2002 (unaudited)

Security Description                                    Shares         Value($)
--------------------------------------------------------------------------------

Banks - 3.9%
  US Bancorp                                            20,000          467,000

Commercial Services - 10.2%
  CPI Corp.                                             30,700          598,343
  Viad Corp.                                            24,000          624,000
                                                                   ------------
                                                                      1,222,343
                                                                   ------------

Computer Software & Services - 7.9%
  Gartner, Inc. #                                       55,000          555,500
  SunGard Data Systems, Inc. #                          15,400          407,792
                                                                   ------------
                                                                        963,292
                                                                   ------------

Computer Systems - 3.1%
  Maxwell Technologies, Inc. #                          42,650          371,908

Consumer Non-Durables - 3.8%
  Sealed Air Corp. #                                    11,300          455,051

Diversified Manufacturing - 8.5%
  Pittston Brink's Group                                23,975          575,400
  Trinity Industries, Inc.                              21,300          441,336
                                                                   ------------
                                                                      1,016,736
                                                                   ------------

Finance - 3.6%
  FleetBoston Financial Corp.                           13,200          427,020

Financial Services - 6.1%
  Countrywide Credit Industries, Inc.                   15,000          723,750

Industrial Services - 3.5%
  Kaydon Corp.                                          17,700          417,897

Insurance - 2.7%
  Danielson Holdings Corp. #                            66,257          325,984

Marketing Services - 3.4%
  Valuevision International, Inc. #                     22,600          410,190

Multimedia - 7.2%
  Belo Corp.                                            38,000          859,180

Oil/Gas (Domestic) - 5.8%
  Key Production Company, Inc. #                        35,900          700,050

Oil & Natural Gas - 5.3%
  Valero Energy Group                                   17,100          639,882

Retail Grocery - 3.7%
   Kroger Co.                                           22,500          447,750

Telecommunications - 1.6%
  Cablevision Systems
  New York Group #                                      20,500          193,930

Toys - 4.3%
  Toys "R" Us, Inc. #                                   29,450          514,491

Travel Services - 4.6%
  ResortQuest International, Inc. #                     96,850          552,046

--------------------------------------------------------------------------------
Total Common Stocks                                                  10,708,500
(Cost $10,764,171)
--------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES - 9.7%

First American Treasury
  Obligations Fund                                     630,270          630,270
Flex-funds Money Market Fund                           539,603          539,603
--------------------------------------------------------------------------------
Total Registered Investment Companies                                 1,169,873
(Cost $1,169,873)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.9%
(Cost $11,934,044)                                                   11,878,373
--------------------------------------------------------------------------------

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1%                            131,831

--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                            12,010,204
--------------------------------------------------------------------------------

SECURITIES SOLD SHORT - (8.6%)*

Computer Hardware - (1.7%)
  Dell Computer Corp.                                   (8,000)        (209,120)

Computer Networking - (1.4%)
  Cisco Systems, Inc. #                                (12,000)        (167,400)

Consumer Staples - (2.9%)
    Coca-Cola Co.                                       (3,000)        (168,000)
    Procter & Gamble Co.                                (2,000)        (178,600)
                                                                   ------------
                                                                       (346,600)
                                                                   ------------

                                                                 ---------------
                                                                     Continued >
                                                                 ---------------

--------------------------------------------------------------------------------
Diamond Hill Funds Semiannual Report June 30, 2002                      Page  13

--------------------------------------------------------------------------------
                             Diamond Hill Focus Fund
                       Schedule of Investments (Continued)
                            June 30, 2002 (unaudited)

Security Description                                    Shares         Value($)
--------------------------------------------------------------------------------

Internet Software & Services - (1.2%)
  Yahoo!, Inc.                                         (10,000)        (147,600)

Retail (Discount) - (1.4%)
  Wal-Mart Stores, Inc.                                 (3,000)        (165,030)

--------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT                                          (1,035,750)
(Proceeds $1,066,348)
--------------------------------------------------------------------------------

#    Represents non-income producing securities.

* Percentages for Securities Sold Short are based on total net assets of $12,010,204.

--------------------------------------------------------------------------------
                           Diamond Hill Small Cap Fund
                             Schedule of Investments
                            June 30, 2002 (unaudited)

Security Description                                    Shares         Value($)
--------------------------------------------------------------------------------

COMMON STOCKS  -  82.0%

Aerospace/Defense - 1.2%
  SIFCO Industries, Inc. #                              30,000          154,500

Airlines - 1.6%
  Mesaba Holdings, Inc. #                               34,400          201,928

Appliances - 1.8%
  Maytag Corp.                                           5,250          223,914

Audio-Video Products - 1.7%
  Rockford Corporation #                                21,650          216,284

Casino Services - 1.2%
  Hollywood Casinos Corp. #                             14,000          151,200

Chemical (Specialty) - 2.8%
  American Pacific Corp. #                              19,500          185,250
  Crompton Corp.                                        13,100          167,025
                                                                   ------------
                                                                        352,275
                                                                   ------------

Commercial Banks - 2.6%
  1st Source Corp.                                       2,000           49,440
  CCBT Financial Companies, Inc.                         5,000          142,050
  VIB Corp. #                                           11,000          143,110
                                                                   ------------
                                                                        334,600
                                                                   ------------

Commercial Services - 5.9%
  CPI Corp.                                             21,600          420,984
  Deluxe Corp.                                           2,100           81,669
  Viad Corp.                                             9,200          239,200
                                                                   ------------
                                                                        741,853
                                                                   ------------

Computer Software & Services - 3.9%
    BAM! Entertainment, Inc. #                          93,400          274,596
    Gartner, Inc. - Class A #                           22,000          222,200
                                                                   ------------
                                                                        496,796
                                                                   ------------

Computer Systems - 2.5%
  Maxwell Technologies, Inc. #                          37,000          322,640

Consumer Non-Durables - 0.9%
  Sealed Air Corp. #                                     2,900          116,783

Dataprocessing - 0.9%
  Information Resource #                                12,900          121,118

--------------------------------------------------------------------------------
Page  14                      Diamond Hill Funds Semiannual Report June 30, 2002

--------------------------------------------------------------------------------
                           Diamond Hill Small Cap Fund
                       Schedule of Investments (Continued)
                            June 30, 2002 (unaudited)

Security Description                                    Shares         Value($)
--------------------------------------------------------------------------------

Diversified Manufacturing - 5.3%
  Lancaster Colony Corp.                                 3,100          110,546
  National Service Industries                           13,500          120,150
  Pittston Brink's Group                                 9,000          216,000
  Trinity Industries, Inc.                              11,650          241,388
                                                                   ------------
                                                                        688,084
                                                                   ------------

Electronic Componet - 1.1%
  Recoton Corp. #                                       52,650          135,837

Fiber Optics - 1.0%
  New Focus, Inc. #                                     43,300          128,601

Financial Services - 4.7%
    Countrywide Credit Industries, Inc.                  8,850          427,012
    H&R Block, Inc.                                      3,900          179,985
                                                                   ------------
                                                                        606,997
                                                                   ------------

Food - Canned - 1.6%
  Del Monte Foods Co. #                                 17,600          207,680

Furniture/Home Furnishings - 1.8%
  Value City Department Stores, Inc. #                  80,050          224,140

Industrial Services - 1.3%
  Kaydon Corp.                                           7,000          165,270

Insurance - 2.4%
  Danielson Holding Corp. #                             62,900          309,468

Internet Content - 2.4%
  Interland, Inc. #                                     86,600          301,368

Leisure - Recreation - 1.6%
  Brunswick Corp.                                        7,450          208,600

Marketing Services - 2.0%
  ValueVision Media, Inc. - Class A #                   13,750          249,562

Medical Services - 0.9%
  America Service Group, Inc. #                         11,200          110,544

Medical Products - 1.4%
  Natus Medical, Inc.                                   45,050          177,947

Medical--HMO - 1.5%
  PacifiCare Health Systems, Inc. #                      7,250          197,200

Metal Fabricating - 0.9%
  Cognex Corp. #                                         6,000          120,300

Multimedia - 1.9%
  Belo Corp.                                            11,000          248,710

Networking Products - 2.3%
  Foundry Networking, Inc. #                            42,100          295,963

Oil/Gas (Domestic) - 3.3%
  Key Production Co., Inc. #                            21,550          420,225

Oil and Natural Gas - 2.3%
  Valero Energy Corp.                                    7,950          297,489

Printing-Commercial - 0.8%
  Consolidated Graphics, Inc. #                          5,500          104,500

Retail - 1.9%
  Shop at Home, Inc. #                                 123,500          247,000

S&L / Thrifts - Western US - 2.3%
  Quaker City Bancorp, Inc. #                            7,000          289,940

Television - 1.9%
    LodgeNet Entertainment Corp. #                         800           11,519
    Pegasus Communication Corp.                        120,800           88,184
    Young Broadcasting, Inc. #                           8,000          142,240
                                                                   ------------
                                                                        241,943
                                                                   ------------

Toys - 2.9%
  Toys "R" Us, Inc. #                                   21,300          372,111

Travel Services - 2.5%
  ResortQuest International, Inc. #                     56,300          320,910

Trucking/Transportation Leasing - 3.0%
    Old Dominion Freight Line #                         13,100          197,155
    Greenbrier Companies, Inc.                          24,850          181,405
                                                                   ------------
                                                                        378,560
                                                                   ------------

--------------------------------------------------------------------------------
Total Common Stocks                                                  10,482,840
(Cost $9,945,278)
--------------------------------------------------------------------------------

                                                                 ---------------
                                                                     Continued >
                                                                 ---------------

--------------------------------------------------------------------------------
Diamond Hill Funds Semiannual Report June 30, 2002                      Page  15

--------------------------------------------------------------------------------
                           Diamond Hill Small Cap Fund
                       Schedule of Investments (Continued)
                            June 30, 2002 (unaudited)

Security Description                                    Shares         Value($)
--------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES - 8.8%

First American Treasury
  Obligations Fund                                     592,238          592,238
Flex-funds Money Market Fund                           538,604          538,604

--------------------------------------------------------------------------------
Total Registered Investment Companies                                 1,130,842
(Cost $1,130,842)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 10.0%

U.S. Bank, N.A., at 1.35%,
due 07/01/02 (Collateralized by
$1,584,000 FHLMC FGCI Pool
G11126, at 6.00%, due 05/01/16,
value $1,310,990)                                    1,285,000        1,285,000

--------------------------------------------------------------------------------
Total Repurchase Agreements                                           1,285,000
(Cost $1,285,000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS  -  100.8%
(Cost $12,361,120)                                                   12,898,682
--------------------------------------------------------------------------------

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.8%)                         (109,035)

--------------------------------------------------------------------------------
TOTAL NET ASSETS  - 100.0%                                           12,789,647
--------------------------------------------------------------------------------

#    Represents non-income producing securities.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                           Diamond Hill Large Cap Fund
                             Schedule of Investments
                            June 30, 2002 (unaudited)

Security Description                                    Shares        Value($)
--------------------------------------------------------------------------------

COMMON STOCKS - 92.7%

Appliances - 2.1%
  Maytag Corp.                                           1,400           59,710

Banks - 3.4%
  US Bancorp                                             4,200           98,070

Building Materials - 3.9%
    Masco Corp.                                          2,700           73,197
    Vulcan Materials Co.                                   900           39,420
                                                                   ------------
                                                                        112,617
                                                                   ------------

Capital Goods - 2.0%
  Eaton Corp.                                              800           58,200

Commercial Services - 3.2%
  Viad Corp.                                             3,500           91,000

Computer Software & Services - 2.9%
  SunGard Data Sytems, Inc. #                            3,200           84,736

Consumer Non-Durable - 6.0%
  Fortune Brands                                         1,500           84,000
  Sealed Air Corp. #                                     2,200           88,594
                                                                   ------------
                                                                        172,594
                                                                   ------------

Diversified Manufacturing - 6.1%
  Pittston Brink's Group                                 4,000           96,000
  Trinity Industries, Inc.                               3,900           80,808
                                                                   ------------
                                                                        176,808
                                                                   ------------

Drug - 4.3%
  Bristol Myers Squibb Co.                               2,500           64,250
  Pharmacia Corp.                                        1,600           59,920
                                                                   ------------
                                                                        124,170
                                                                   ------------

Finance - 8.2%
  Bank of America Corp.                                  1,100           77,396
  Federal National Mortgage Association                    800           59,000
  FleetBoston Financial Corp.                            3,000           97,050
                                                                   ------------
                                                                        233,446
                                                                   ------------

Financial Services - 3.7%
  Countrywide Credit Industries, Inc.                    2,200          106,150

--------------------------------------------------------------------------------
Page  16                      Diamond Hill Funds Semiannual Report June 30, 2002

--------------------------------------------------------------------------------
                           Diamond Hill Large Cap Fund
                       Schedule of Investments (Continued)
                            June 30, 2002 (unaudited)

Security Description                                    Shares        Value($)
--------------------------------------------------------------------------------

Food-Diversified - 3.0%
  General Mills, Inc.                                    1,000           44,080
  Sara Lee Corp.                                         2,000           41,280
                                                                   ------------
                                                                         85,360
                                                                   ------------

Forest Products - 2.0%
  Weyerhaeuser Co.                                         900           57,465

Home Appliance - 2.0%
  Leggett & Platt                                        2,450           57,330

Insurance (Life) - 1.4%
  Unumprovident Corp.                                    1,600           40,720

Insurance - 4.6%
  Allstate Corp.                                         1,700           62,866
  Chubb Corp.                                            1,000           70,800
                                                                   ------------
                                                                        133,666
                                                                   ------------

Instruments-Controls - 2.1%
  Parker Hannifin Corp.                                  1,250           59,737

Leisure-Recreation - 2.1%
  Brunswick Corp.                                        2,150           60,200

Materials & Services - 4.1%
  Ecolab Inc.                                            1,300           60,099
  Pall Corp.                                             2,850           59,137
                                                                   ------------
                                                                        119,236
                                                                   ------------

Medical Services - 2.0%
  Manor Care, Inc.                                       2,500           57,500

Multimedia - 3.6%
  Belo Corp.                                             4,600          104,006

Oil/Gas (Domestic) - 5.3%
  Anadarko Petroleum Corp.                               1,600           78,880
  Devron Energy                                          1,500           73,920
                                                                   ------------
                                                                        152,800
                                                                   ------------

Oil/Gas (International) - 3.8%
  Valero Energy Corp.                                    2,950          110,389

Retail Grocery - 3.6%
  Kroger Co.                                             5,200          103,480

Toys - 3.3%
  Toys "R" Us, Inc. #                                    5,500           96,085

Transportation - 2.2%
  Norfolk Southern Corp.                                 2,700           63,127

Waste Disposal - 1.8%
  Waste Management                                       2,000           52,100

--------------------------------------------------------------------------------
Total Common Stocks                                                   2,670,702
(Cost $2,599,072)
--------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES - 6.4%

First American Treasury
  Obligations Fund                                      87,029           87,029
Flex-funds Money Market Fund                            96,236           96,236

--------------------------------------------------------------------------------
Total Registered Investment Companies                                   183,265
(Cost $183,265)
--------------------------------------------------------------------------------

CORPORATE NOTES - 3.4%

Intermedia, at 11.25%, due 07/15/07                    100,000           32,000
Lucent Technologies, at 7.25%,
  due 7/15/06                                           84,000           65,847

--------------------------------------------------------------------------------
Total Corporate Notes                                                    97,847
(Cost $144,788)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 102.5%
(Cost $2,927,125)                                                     2,951,814
--------------------------------------------------------------------------------

LIABILITIES IN EXCESS OF OTHER ASSETS - (2.5%)                          (74,261)

--------------------------------------------------------------------------------
TOTAL NET ASSETS  -  100.0%                                           2,877,553
--------------------------------------------------------------------------------

#    Represents non-income producing securities.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Semiannual Report June 30, 2002                      Page  17

--------------------------------------------------------------------------------
                       Diamond Hill Bank & Financial Fund
                             Schedule of Investments
                            June 30, 2002 (unaudited)

Security Description                                    Shares        Value($)
--------------------------------------------------------------------------------

BANK COMMON STOCKS - 96.9%

California - 30.0%
  Business Bancorp                                      23,205          320,236
  Countrywide Credit Industries, Inc.                   15,900          767,175
  Hawthorne Financial Corp. #                            6,800          220,388
  ITLA Capital Corp. #                                  17,375          515,863
  Pacific Capital Bancorp                               18,599          444,144
  Pacific Union Bank #                                  37,643          657,999
  Quaker City Bancorp, Inc. #                           23,762          984,222
  VIB Corp. #                                           25,636          333,524
  Wells Fargo Co.                                        8,700          435,522
                                                                   ------------
                                                                      4,679,073
                                                                   ------------

District of Columbia - 4.2%
  Federal National Mortgage Association                  9,000          663,750

Illinois - 3.3%
  Allstate Corporation                                  12,200          451,156
  Corus Bankshares, Inc.                                 1,500           68,879
                                                                   ------------
                                                                        520,035
                                                                   ------------

Indiana - 3.0%
  1ST Source Corp.                                      15,000          370,800
  1ST Source Corp. TR II - Pref. Stock                   5,200          104,000
                                                                   ------------
                                                                        474,800
                                                                   ------------

Massachusetts - 15.9%
  Capital Crossing Bank #                               14,000          314,300
  CCBT Financial Companies, Inc.                        25,700          730,137
  First Essex Bancorp, Inc.                             14,500          495,900
  FleetBoston Financial Corp.                           29,200          944,620
                                                                   ------------
                                                                      2,484,957
                                                                   ------------

Maine - 1.3%
  First National Lincoln Corp.                           7,400          209,065

Michigan - 3.6%
  Firstbank Corp.                                        5,000          119,750
  Independent Bank Corp.                                13,810          435,844
                                                                   ------------
                                                                        555,594
                                                                   ------------

Minnesota - 4.4%
  US Bancorp                                            29,200          681,820

North Carolina - 3.6%
  Bank of America Corp.                                  7,900          555,844

New Jersey - 3.0%
  Chubb Corp.                                            6,900          488,520

New Mexico - 1.7%
  First State Bancorporation                            10,200          265,200

New York - 6.0%
  Citigroup Inc.                                        10,300          399,125
  Merrill Lynch & Co., Inc.                             13,300          538,650
                                                                   ------------
                                                                        937,775
                                                                   ------------

Ohio - 5.4%
  Charter One Financial, Inc.                           15,000          515,700
  Keycorp                                               12,000          327,600
                                                                   ------------
                                                                        843,300
                                                                   ------------

Oregon - 2.1%
  Centennial Bancorp                                    21,483          169,286
  Columbia Bancorp                                      12,400          153,872
                                                                   ------------
                                                                        323,158
                                                                   ------------

Pennsylvania - 5.9%
  Mellon Financial Corp.                                13,300          418,019
  PNC Financial Services Group, Inc.                     9,700          507,116
                                                                   ------------
                                                                        925,135
                                                                   ------------

Tennessee - 2.7%
  UnumProvident Corp.                                   16,700          425,015

Virginia - 3.3%
  Federal Home Loan Mortgage Corp.                       8,500          520,200

Other - 0.6%
  Westpac Banking Corp., Ltd.                            2,000           90,600

--------------------------------------------------------------------------------
Total Common Bank Stocks                                             15,643,841
(Cost $13,254,494)
--------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES - 0.0%

  Flex-funds Money Market Fund                             100              100
  Vanguard Money Market Fund                               100              100

--------------------------------------------------------------------------------
Total Registered Investment Companies                                       200
(Cost $200)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Page  18                      Diamond Hill Funds Semiannual Report June 30, 2002

--------------------------------------------------------------------------------
                       Diamond Hill Bank & Financial Fund
                       Schedule of Investments (Continued)
                            June 30, 2002 (unaudited)

Security Description                                    Shares        Value($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 96.9%
(Cost $13,254,694)                                                   15,644,041
--------------------------------------------------------------------------------

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.1%                            493,582

--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                            16,137,623
--------------------------------------------------------------------------------

State   percentages   indicated  are  based  on  total  bank  common  stocks  of
$15,643,841.

#    Represents non-income producing securities.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Semiannual Report June 30, 2002                      Page  19

--------------------------------------------------------------------------------
                               Diamond Hill Funds
                       Statements of Assets & Liabilities
                            June 30, 2002 (unaudited)

                                                                                                          BANK &        SHORT-TERM
                                                       FOCUS          SMALL CAP        LARGE CAP        FINANCIAL      FIXED INCOME
                                                        FUND             FUND             FUND             FUND           FUND**
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost
$11,934,044, $12,361,120, $2,927,125,
  $13,254,694, and $0, respectively)                $ 11,878,373     $ 12,898,682     $  2,951,814     $ 15,644,041    $         --
------------------------------------------------------------------------------------------------------------------------------------
Receivable for securities sold                                --               --          566,722          975,352              --
------------------------------------------------------------------------------------------------------------------------------------
Deposits with brokers for securities sold short        1,066,348               --               --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                          --               --               --               --           2,000
------------------------------------------------------------------------------------------------------------------------------------
Receivable for fund shares issued                        210,000           18,612               --           10,000              --
------------------------------------------------------------------------------------------------------------------------------------
Receivable from dividends and interest                    14,020            3,761            9,890           28,741              --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                          13,168,741       12,921,055        3,528,426       16,658,134           2,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
Payable for securities purchased                              --           78,159          615,280               --              --
------------------------------------------------------------------------------------------------------------------------------------
Securities sold short, at value
  (proceeds $1,066,348)                                1,035,750               --               --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Payable for dividends on securities sold short               225               --               --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Payable to custodian for cash overdraft                       --               --               --          425,554              --
------------------------------------------------------------------------------------------------------------------------------------
Payable for fund shares redeemed                          97,044           26,474           30,296           60,784              --
------------------------------------------------------------------------------------------------------------------------------------
Payable for dealer/underwriter commission                    226              126               63               94              --
------------------------------------------------------------------------------------------------------------------------------------
Payable to investment adviser                              8,284            7,694            1,610           14,067              --
------------------------------------------------------------------------------------------------------------------------------------
Accrued distribution fees - Class A                        6,690            4,545            1,990           13,327              --
------------------------------------------------------------------------------------------------------------------------------------
Accrued distribution and service fees - Class C            6,234           10,159              675              427              --
------------------------------------------------------------------------------------------------------------------------------------
Accrued administration fees                                4,084            4,251              959            6,258              --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                      1,158,537          131,408          650,873          520,511              --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Capital                                               11,585,534       12,030,759        3,025,340       12,279,891           2,000
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income
  (distributions in excess of
  net investment loss)                                   (47,442)         (47,181)           3,947            4,523              --
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment transactions                                497,185          268,507         (176,423)       1,463,862              --
------------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation
  (depreciation) of investments                          (25,073)         537,562           24,689        2,389,347              --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                    $ 12,010,204     $ 12,789,647     $  2,877,553     $ 16,137,623    $      2,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Class A                                             $  9,688,483     $  7,517,752     $  2,612,947     $ 15,925,778    $      1,000
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                2,321,721        5,271,895          264,606          211,845             n/a
------------------------------------------------------------------------------------------------------------------------------------
Class I                                                      n/a              n/a              n/a              n/a           1,000
------------------------------------------------------------------------------------------------------------------------------------
Total                                               $ 12,010,204     $ 12,789,647     $  2,877,553     $ 16,137,623    $      2,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES)
------------------------------------------------------------------------------------------------------------------------------------
Class A                                                  897,903          581,289          292,449          960,301             100
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                  217,387          411,303           29,831           12,975             n/a
------------------------------------------------------------------------------------------------------------------------------------
Class I                                                      n/a              n/a              n/a              n/a             100
------------------------------------------------------------------------------------------------------------------------------------
Total                                                  1,115,290          992,592          322,280          973,276             200
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - REDEMPTION PRICE PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
Class A                                             $      10.79     $      12.93     $       8.93     $      16.58    $      10.00
------------------------------------------------------------------------------------------------------------------------------------
Class C *                                           $      10.68     $      12.82     $       8.87     $      16.33             n/a
------------------------------------------------------------------------------------------------------------------------------------
Class I                                                      n/a              n/a              n/a              n/a    $      10.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE - CLASS A                             5.75%            5.75%            5.75%            5.75%           2.75%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE - CLASS A          $      11.45     $      13.72     $       9.47     $      17.59    $      10.28
(net asset value - Class A/
(100% - maximum sales charge))
------------------------------------------------------------------------------------------------------------------------------------

*    Redemption price per shares varies based upon holding period.
** The Short Term Fixed Income Fund was seeded with $1,000 in each class on the last business day of the period, Friday June 28, 2002.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page  20                      Diamond Hill Funds Semiannual Report June 30, 2002

--------------------------------------------------------------------------------
                               Diamond Hill Funds
                            Statements of Operations
               For the six months ended June 30, 2002 (unaudited)

                                                                                                           BANK &      SHORT-TERM
                                                              FOCUS        SMALL CAP      LARGE CAP      FINANCIAL    FIXED INCOME
                                                               FUND           FUND           FUND           FUND          FUND*
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------------------
Dividends                                                  $    52,675    $    21,105    $    22,551    $   122,628             --
----------------------------------------------------------------------------------------------------------------------------------
Interest                                                         8,244         15,129          4,687         21,934             --
----------------------------------------------------------------------------------------------------------------------------------
Expense for dividends on securities sold short                    (225)            --             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                         60,694         36,234         27,238        144,562             --
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
FUND EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
Investment management                                           55,806         38,635         11,035         82,043             --
----------------------------------------------------------------------------------------------------------------------------------
Administration fees                                             27,904         21,732          7,095         36,920             --
----------------------------------------------------------------------------------------------------------------------------------
Distribution fees - Class A                                     12,527          8,415          3,611         20,323             --
----------------------------------------------------------------------------------------------------------------------------------
Distribution and service fees - Class C                         11,899         14,633          1,319            753             --
----------------------------------------------------------------------------------------------------------------------------------
Trustee fees                                                     2,250          2,250          2,250          2,250             --
----------------------------------------------------------------------------------------------------------------------------------
Total Fund Expenses                                            110,386         85,665         25,310        142,289             --
----------------------------------------------------------------------------------------------------------------------------------
Trustee fees reimbursed by investment adviser                   (2,250)        (2,250)        (2,250)        (2,250)            --
----------------------------------------------------------------------------------------------------------------------------------
Net Fund Expenses                                              108,136         83,415         23,060        140,039             --
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                   (47,442)       (47,181)         4,178          4,523             --
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------------
Net realized gains (losses) from investment transactions       670,504        237,153       (205,437)     1,866,402             --
----------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation/depreciation
  from investments                                            (516,862)       (56,138)      (153,093)       293,926             --
----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gains (Losses)
  from Investments                                             153,642        181,015       (358,530)     2,160,328             --
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS         $   106,200    $   133,834    ($  354,352)   $ 2,164,851             --
----------------------------------------------------------------------------------------------------------------------------------

* The Short Term Fixed Income Fund was seeded with $1,000 in each class on the last business day of the period, Friday June 28, 2002. Investment income did not occur until July 2, 2002. Accrual of expenses began on July 5, 2002.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Semiannual Report June 30, 2002                      Page  21

--------------------------------------------------------------------------------
                               Diamond Hill Funds
                       Statements of Changes in Net Assets

                                                                      FOCUS          FOCUS          SMALL-CAP       SMALL-CAP
                                                                       FUND           FUND            FUND            FUND
                                                                   For the six     For the ten     For the six     For the ten
                                                                   months ended    months ended    months ended    months ended
                                                                  June 30, 2002    December 31,   June 30, 2002    December 31,
                                                                   (unaudited)         2001        (unaudited)         2001

CHANGE IN NET ASSETS FROM
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                      ($    47,442)   ($    57,178)   ($    47,181)   ($    13,446)
-------------------------------------------------------------------------------------------------------------------------------
Net realized gains (losses) from investment transactions               670,504        (175,508)        237,153         154,740
-------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation/depreciation from investments       (516,862)       (553,992)        (56,138)        561,563
-------------------------------------------------------------------------------------------------------------------------------
Net Change in Net Assets from Operations                               106,200        (786,678)        133,834         702,857
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS - A SHAREHOLDERS FROM
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                       --              --              --          (2,510)
-------------------------------------------------------------------------------------------------------------------------------
Net realized gains on investments                                           --        (149,511)             --        (103,948)
-------------------------------------------------------------------------------------------------------------------------------
Net Change in Net Assets from Distributions                                 --        (149,511)             --        (106,458)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS - C SHAREHOLDERS FROM
-------------------------------------------------------------------------------------------------------------------------------
Net realized gains on investments                                           --         (34,952)             --         (23,234)
-------------------------------------------------------------------------------------------------------------------------------
Net Change in Net Assets from Distributions                                 --         (34,952)             --         (23,234)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS**
-------------------------------------------------------------------------------------------------------------------------------
Issued                                                               2,015,046       9,210,263       6,677,194       6,219,848
-------------------------------------------------------------------------------------------------------------------------------
Reinvested                                                                  --         173,870              --         128,946
-------------------------------------------------------------------------------------------------------------------------------
Redeemed                                                            (3,296,795)     (5,928,842)       (620,464)     (2,000,021)
-------------------------------------------------------------------------------------------------------------------------------
Net Change in Net Assets from Capital Transactions                  (1,281,749)      3,455,291       6,056,730       4,348,773
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
TOTAL CHANGE IN NET ASSETS                                          (1,175,549)      2,484,150       6,190,564       4,921,938
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS - BEGINNING OF PERIOD                                    13,185,753      10,701,603       6,599,083       1,677,145
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS - END OF PERIOD                                        $ 12,010,204    $ 13,185,753    $ 12,789,647    $  6,599,083
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
**SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------------------
Issued                                                                 176,877         819,989         502,391         547,444
-------------------------------------------------------------------------------------------------------------------------------
Reinvested                                                                  --          16,659              --          10,683
-------------------------------------------------------------------------------------------------------------------------------
Redeemed                                                              (298,534)       (535,472)        (47,561)       (169,286)
-------------------------------------------------------------------------------------------------------------------------------
Net Change in Share Transactions                                      (121,657)        301,176         454,830         388,841
-------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page  22                      Diamond Hill Funds Semiannual Report June 30, 2002

--------------------------------------------------------------------------------
                               Diamond Hill Funds
                       Statements of Changes in Net Assets

                                                                                          BANK &         BANK &        SHORT-TERM
                                                        LARGE-CAP      LARGE-CAP        FINANCIAL      FINANCIAL      FIXED INCOME
                                                           FUND           FUND             FUND           FUND           FUND***
                                                       For the six     Period from     For the six    For the ten      Period from
                                                       months ended June 29, 2001* to  months ended   months ended   June 28, 2002*
                                                      June 30, 2002   December 31,    June 30, 2002   December 31,  to June 30, 2002
                                                       (unaudited)        2001         (unaudited)        2001         (unaudited)
CHANGE IN NET ASSETS FROM
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          $      4,178    $      2,243    $      4,523    ($     4,321)             --
------------------------------------------------------------------------------------------------------------------------------------
Net realized gains (losses) from
  investment transactions                                 (205,437)         29,014       1,866,402       2,251,314              --
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation/depreciation
 from investments                                         (153,093)        177,782         293,926         154,262              --
------------------------------------------------------------------------------------------------------------------------------------
Net Change in Net Assets from Operations                  (354,352)        209,039       2,164,851       2,401,255              --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS - A SHAREHOLDERS FROM
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                           --          (2,474)             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net realized gains on investments                               --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net Change in Net Assets from Distributions                     --          (2,474)             --              --              --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS - C SHAREHOLDERS FROM
------------------------------------------------------------------------------------------------------------------------------------
Net realized gains on investments                               --              --              --              --             n/a
------------------------------------------------------------------------------------------------------------------------------------
Net Change in Net Assets from Distributions                     --              --              --              --             n/a
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS**
------------------------------------------------------------------------------------------------------------------------------------
Issued                                                     520,296       2,899,946      12,125,099       8,642,697           2,000
------------------------------------------------------------------------------------------------------------------------------------
Reinvested                                                      --           2,389              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Redeemed                                                  (332,353)        (64,938)    (11,493,360)     (9,603,321)             --
------------------------------------------------------------------------------------------------------------------------------------
Net Change in Net Assets from Capital Transactions         187,943       2,837,397         631,739        -960,624           2,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL CHANGE IN NET ASSETS                                (166,409)      3,043,962       2,796,590       1,440,631           2,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS - BEGINNING OF PERIOD                         3,043,962              --      13,341,033      11,900,402              --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS - END OF PERIOD                            $  2,877,553    $  3,043,962    $ 16,137,623    $ 13,341,033    $      2,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
**SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Issued                                                      53,148         308,900         746,422         632,112             200
------------------------------------------------------------------------------------------------------------------------------------
Reinvested                                                      --             237              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Redeemed                                                   (33,358)         (6,647)       (709,560)       (700,025)             --
------------------------------------------------------------------------------------------------------------------------------------
Net Change in Share Transactions                            19,790         302,490          36,862         (67,913)            200
------------------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations.
*** The Short Term Fixed Income Fund was seeded with $1,000 in each class on the last business day of the period, Friday June 28, 2002.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Semiannual Report June 30, 2002                      Page  23

--------------------------------------------------------------------------------
                               Diamond Hill Funds
                              Financial Highlights
                 For a share outstanding throughout the period.

                                                  CLASS A       CLASS C       CLASS A      CLASS C       CLASS A       CLASS C
                                                For the six   For the six   For the ten  For the ten  June 30, 2000* February 13,
                                               months ended  months ended  months ended  months ended  through2001**   through
                                                 June 30,      June 30,    December 31,  December 31,  February 28,  February 28,
                                                   2002          2002          2001          2001          2001          2001
FOCUS FUND                                      (unaudited)   (unaudited)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD            $  10.67      $  10.60      $  11.44      $  11.44      $  10.00      $  11.80
---------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (0.03)        (0.07)        (0.04)        (0.07)           --            --
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)              0.15          0.15         (0.56)        (0.60)         1.44         (0.36)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.12          0.08         (0.60)        (0.67)         1.44         (0.36)
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
From net realized gains                                --            --         (0.17)        (0.17)           --            --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    --            --         (0.17)        (0.17)           --            --
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                  $  10.79      $  10.68      $  10.67      $  10.60      $  11.44      $  11.44
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN
(excludes sales and redemption charges and
assumes reinvestment of distributions)1             1.12%         0.75%       (5.20%)       (5.81%)        14.43%       (3.05%)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets - end of period ($000)                $  9,688      $  2,322      $ 10,988      $  2,198      $ 10,352      $    349
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets2        1.60%         2.35%         1.67%         2.38%         1.75%         2.50%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
  average net assets2                             (0.62%)       (1.37%)       (0.46%)       (1.15%)       (0.05%)         1.57%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets before
  reimbursement of fees2                            1.64%         2.39%         1.69%         2.41%         1.85%         4.10%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate1                           14.15%        14.15%        66.27%        66.27%        48.99%        48.99%
---------------------------------------------------------------------------------------------------------------------------------

1    Not annualized for periods of less than one full year.
2    Annualized for periods of less than one full year.
* Commencement of operations. The fund did not open for investors until August 3, 2000. Highlights for the period from June 30 to August 2, 2000, relate only to the initial shareholder.
**   Commencement of operations.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page  24                      Diamond Hill Funds Semiannual Report June 30, 2002

--------------------------------------------------------------------------------
                               Diamond Hill Funds
                              Financial Highlights
                 For a share outstanding throughout the period.

                                                  CLASS A       CLASS C       CLASS A      CLASS C       CLASS A       CLASS C
                                                For the six   For the six   For the ten  For the ten  Dec. 29, 2000* February 20,
                                               months ended  months ended  months ended  months ended through 2001**    through
                                                 June 30,      June 30,    December 31,  December 31,  February 28,  February 28,
                                                   2002          2002          2001          2001          2001          2001
SMALL-CAP FUND                                  (unaudited)   (unaudited)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD            $   12.29     $   12.21     $   11.26     $   11.26     $   10.00     $   11.39
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (0.04)        (0.05)        (0.03)        (0.05)         0.02            --
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)               0.68          0.66          1.31          1.24          1.24         (0.13)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      0.64          0.61          1.28          1.19          1.26         (0.13)
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                              --            --         (0.01)           --            --            --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gains                                 --            --         (0.24)        (0.24)           --            --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                     --            --         (0.25)        (0.24)           --            --
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                  $   12.93     $   12.82     $   12.29     $   12.21     $   11.26     $   11.26
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN
(excludes sales and redemption charges and
assumes reinvestment of distributions)(1)            5.21%         5.00%        11.42%        10.66%        12.60%       (1.14%)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets - end of period ($000)                $   7,518     $   5,272     $   5,315     $   1,284     $   1,657     $      20
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets2         1.50%         2.25%         1.58%         2.26%         1.75%         2.50%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average net assets2                           (0.75%)       (1.50%)       (0.35%)       (1.15%)         2.71%         0.80%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets before
 reimbursement of fees2                              1.55%         2.30%         1.67%         2.35%         2.94%         3.97%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate1                            20.15%        20.15%        42.73%        42.73%         3.31%         3.31%
---------------------------------------------------------------------------------------------------------------------------------

1    Not annualized for periods of less than one full year.
2    Annualized for periods of less than one full year.
* Commencement of operations. The fund did not open for investors until February 7, 2001. Highlights for the period from December 29, 2000, to February 6, 2001, relate only to the initial shareholder.
**   Commencement of operations.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Semiannual Report June 30, 2002                      Page  25

--------------------------------------------------------------------------------
                               Diamond Hill Funds
                              Financial Highlights
                 For a share outstanding throughout the period.

                                                                 CLASS A       CLASS C       CLASS A        CLASS C
                                                               For the six   For the six  June 29, 2001* September 25,
                                                              months ended  months ended     through    2001* through
                                                              June 30, 2002 June 30, 2002  December 31,  December 31,
LARGE-CAP FUND                                                 (unaudited)   (unaudited)       2001          2001
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                           $   10.06     $   10.06     $   10.00     $    8.87
---------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                         0.01         (0.02)         0.01         (0.01)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                             (1.14)        (1.17)         0.06          1.20
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    (1.13)        (1.19)         0.07          1.19
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
From net investment income                                             --            --         (0.01)           --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                                    --            --         (0.01)           --
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                 $    8.93     $    8.87     $   10.06     $   10.06
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (excludes sales and redemption
charges and assumes reinvestment of distributions)1              (11.23%)      (11.83%)         0.69%        13.42%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets - end of period ($000)                               $   2,613     $     265     $   2,782     $     262
---------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets2                        1.40%         2.15%         1.40%         2.15%
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)  to average net assets2       0.33%       (0.42%)        0.38%        (0.41%)
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets before reimbursement
  of fees2                                                          1.54%         2.29%         1.57%         2.32%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate1                                           33.59%        33.59%        19.12%        19.12%
---------------------------------------------------------------------------------------------------------------------

1    Not annualized for periods of less than one full year.
2    Annualized for periods of less than one full year.
*    Commencement of operations.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page  26                      Diamond Hill Funds Semiannual Report June 30, 2002

--------------------------------------------------------------------------------
                               Diamond Hill Funds
                              Financial Highlights
                 For a share outstanding throughout the period.

                                                  CLASS A       CLASS C       CLASS A       CLASS C       CLASS A

                                                For the six   For the six
                                                   months        months         Ten           Ten           Year
                                                   ended         ended         months        months        ended
                                                  June 30,      June 30,       ended         ended        February
                                                    2002          2002        December      December         28,
BANK & FINANCIAL FUND                           (unaudited)   (unaudited)     31, 2002      31, 2002        2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD            $   14.25     $   14.05     $   11.85     $   11.72     $    9.40
-------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          0.01         (0.04)           --         (0.11)        (0.02)
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)               2.32          2.32          2.40          2.44          2.47
-------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      2.33          2.28          2.40          2.33          2.45
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------
From net realized gains                                 --            --            --            --            --
-------------------------------------------------------------------------------------------------------------------
Total Distributions                                     --            --            --            --            --
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                  $   16.58     $   16.33     $   14.25     $   14.05     $   11.85
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN
(excludes sales and redemption charges and
assumes reinvestment of distributions)(1)           16.35%        16.23%        20.25%        19.88%        26.06%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets - end of period ($000)                $  15,926     $     212     $  13,214     $     127     $  11,772
-------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets2         1.70%         2.45%         1.72%         2.47%         1.81%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
  average net assets2                                0.06%       (0.69%)       (0.03%)       (0.77%)       (0.25%)
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  before reimbursement of fees2                      1.73%         2.48%         1.74%         2.49%         1.88%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate1                            35.44%        35.44%        52.37%        52.37%       142.26%
-------------------------------------------------------------------------------------------------------------------

                                                  CLASS C       CLASS A       CLASS C       CLASS A       CLASS A

                                                    Year          Year        June 3,         Year        August 1,
                                                   ended         ended         1999*         ended          1997*
                                                  February      February      through       February       through
                                                     28,           29,        February         28,        February
BANK & FINANCIAL FUND                               2001          2000        29, 2000        1999        28, 1998
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD            $    9.34     $   10.72     $   11.23     $   12.75     $   10.00
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (0.07)        (0.06)        (0.05)        (0.15)        (0.07)
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)               2.45         (1.19)        (1.77)        (1.22)         2.82
-------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      2.38         (1.25)        (1.82)        (1.37)         2.75
-------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------
From net realized gains                                 --         (0.07)        (0.07)        (0.66)           --
-------------------------------------------------------------------------------------------------------------------
Total Distributions                                     --         (0.07)        (0.07)        (0.66)           --
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                  $   11.72     $    9.40     $    9.34     $   10.72     $   12.75
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN
(excludes sales and redemption charges and
assumes reinvestment of distributions)(1)           25.48%      (11.75%)      (16.29%)      (10.79%)        27.50%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets - end of period ($000)                $     129     $   9,411     $      71     $  15,716     $  13,702
-------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets2         2.56%         2.17%         2.74%         2.50%         2.50%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
  average net assets2                              (0.97%)       (0.40%)       (0.82%)       (1.27%)       (1.07%)
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  before reimbursement of fees2                      2.63%         2.26%         2.84%         2.50%         2.50%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate1                           142.26%       119.13%       119.13%        54.07%        26.65%
-------------------------------------------------------------------------------------------------------------------

1    Not annualized for periods of less than one full year.
2    Annualized for periods of less than one full year.
*    Commencement of operations.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Semiannual Report June 30, 2002                      Page  27

--------------------------------------------------------------------------------
                               Diamond Hill Funds
                              Financial Highlights
                 For a share outstanding throughout the period.

                                                                              CLASS A         CLASS I
                                                                           June 28, 2002*  June 28, 2002*
                                                                              through         through
                                                                           June 30, 2002   June 30, 2002
SHORT-TERM FIXED INCOME FUND                                                (unaudited)     (unaudited)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                                        $   10.00       $   10.00
---------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                    --              --
---------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------
Total Distributions                                                                 --              --
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                              $   10.00       $   10.00
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
TOTAL RETURN
(excludes sales charge and assumes reinvestment of distributions)1               0.00%           0.00%
---------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets - end of period ($000)                                            $       1       $       1
---------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets2,3                                   0.00%           0.00%
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets2,3                   0.00%           0.00%
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets before reimbursement of fees2,3          0.00%           0.00%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate1                                                         0.00%           0.00%
---------------------------------------------------------------------------------------------------------

1    Not annualized for periods of less than one full year.
2    Annualized for periods of less than one full year.
3 Investment income did not occur until July 2, 2002. Accrual of expenses began on July 5, 2002.
* The Short Term Fixed Income Fund was seeded and commenced operations with $1,000 in each class on the last business day of the period, Friday June 28, 2002.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page  28                      Diamond Hill Funds Semiannual Report June 30, 2002

--------------------------------------------------------------------------------
                               Diamond Hill Funds
                          Notes to Financial Statements
                           June 30, 2002 (unaudited)

ORGANIZATION

The Diamond Hill Focus Fund ("Focus Fund"), Diamond Hill Small Cap Fund ("Small Cap Fund"), Diamond Hill Large Cap Fund ("Large Cap Fund"), Diamond Hill Bank & Financial Fund ("Bank & Financial Fund"), and Diamond Hill Short Term Fixed Income Fund ("Fixed Income Fund") are series funds (each a "Fund" and collectively the "Funds"). The Funds are part of Diamond Hill Funds, an Ohio business trust, (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Focus Fund is a non-diversified series, or Fund, of the Trust, while the Small Cap Fund, Large Cap Fund, Bank & Financial Fund, and Fixed Income Fund are diversified series, or Funds, of the Trust. Among other requirements, diversified funds must maintain at least 75% of their asset values in cash and certain securities.

The Funds', except Fixed Income Fund, investment objectives are to provide shareholders with long-term capital appreciation. The investment objective of the Fixed Income Fund is to provide total return consistent with current income and preservation of capital. The Focus Fund pursues its objective by investing in common stocks that the Fund's investment adviser believes are undervalued. The Fund normally focuses its investments in a core of 20 to 30 companies. The Small Cap Fund pursues its objective by investing in common stocks that the Fund's investment adviser believes are undervalued. The Fund normally invests at least 80% of its assets in small capitalization companies, defined as those companies with a market capitalization below $5 billion. The Large Cap Fund pursues its objective by investing in common stocks that the Fund's investment adviser believes are undervalued. The Fund normally invests at least 80% of its assets in large capitalization companies, defined as those companies with a market capitalization of $5 billion or more. The Bank & Financial Fund seeks to achieve its objective by investing primarily in equity securities of banks, lending institutions, and financial services companies believed by the Fund's investment adviser to offer superior prospects for long-term growth. The Fixed Income Fund pursues its objective by primarily investing in short- and intermediate-term investment grade debt securities. The Fund mainly invests in mortgage-backed and asset-backed debt securities with short to intermediate remaining maturities; short- and intermediate-term U.S. government and agency debt obligations; and investment grade corporate debt securities (or unrated debt securities which the Fund's investment adviser determines to be of comparable quality) with short to intermediate remaining maturities.

The Funds offer two classes of shares (Class A and Class C, except for Fixed Income Fund which offers Class A and Class I shares). The Class A shares are subject to initial sales charges imposed at the time of purchase. Certain redemptions of Class C shares made within two years of purchase are subject to contingent deferred sales charges, in accordance with the Funds' prospectus. Class I shares are not subject to a sales load. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

During 2001, the Board of Trustees (the "Board") of the Trust approved changing the Funds' fiscal year-end from the last day of February to December 31. Accordingly, where applicable, the activity of the Funds is presented for the period from March 1, 2001 to December 31, 2001. Prior financial statements were presented for the periods from inception through February 28, 2001.

SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation - Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its highest bid price on such exchanges, or at the highest bid price in the over-the-counter market except when, in the investment adviser's opinion, the highest bid price does not accurately reflect the current value of the security. Securities for which market quotations are not readily available, or

                                                                 ---------------
                                                                     Continued >
                                                                 ---------------

--------------------------------------------------------------------------------
Diamond Hill Funds Semiannual Report June 30, 2002                      Page  29

--------------------------------------------------------------------------------
                               Diamond Hill Funds
                    Notes to Financial Statements (Continued)
                           June 30, 2002 (unaudited)

when the investment adviser determines the highest bid price does not accurately reflect the current value, or when restricted securities are being valued, are valued as determined in good faith by the investment adviser, under the supervision of the Trust's Board. There were no instances where alternative valuation methods were considered necessary at year-end.

Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by an independent pricing service which uses prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions, when the investment adviser believes such prices accurately reflect the fair value of the security.

Short-term investments in fixed-income securities with maturities of less than sixty days when acquired, or which subsequently are within sixty days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Short sales - The Focus Fund and Bank & Financial Fund may sell a security they do not own in anticipation of a decline in the value of that security. When the Funds sell a security short, they must borrow the security sold short and deliver it to the broker-dealer through which they made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale.

Repurchase agreements - In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. At June 30, 2002, the Small Cap Fund was invested in a repurchase agreement. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Federal income taxes - Each Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and any net realized capital gain to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders - The Funds will declare and pay, if any, all net investment income, net long-term and net short-term capital gains on an annual basis. Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Those differences are primarily due to differing treatments for net operating losses and deferral of wash sale losses. GAAP requires that permanent financial reporting tax differences relating to shareholder distributions be reclassified as short-term capital gains. Differences identified in the period ended December 31, 2001, have been reclassified among the components of net assets as follows:

--------------------------------------------------------------------------------
                                                  UNDISTRIBUTED   UNDISTRIBUTED
                                                  NET INVESTMENT  REALIZED GAINS
                                     CAPITAL          INCOME        AND LOSSES
--------------------------------------------------------------------------------
Focus Fund                          ($59,645)        $ 59,645        $     --
--------------------------------------------------------------------------------
Small Cap Fund                       (13,446)          13,446              --
--------------------------------------------------------------------------------
Large Cap Fund                            --               --              --
--------------------------------------------------------------------------------
Bank & Financial Fund                 (4,321)           4,321              --
--------------------------------------------------------------------------------

Other - The Funds record security transactions based on a trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities.

CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares without par value. Transactions in capital shares were as follows for the six month ended June 30, 2002 and the ten months ended December 31, 2001:

--------------------------------------------------------------------------------
Page  30                      Diamond Hill Funds Semiannual Report June 30, 2002

--------------------------------------------------------------------------------
                               Diamond Hill Funds
                    Notes to Financial Statements (Continued)
                           June 30, 2002 (unaudited)

-----------------------------------------------------------------------------------------------
                                              SHARES                         AMOUNT
-----------------------------------------------------------------------------------------------
                                      JUNE 30,      DECEMBER 31,     JUNE 30,     DECEMBER 31,
                                        2002            2001           2002            2001
-----------------------------------------------------------------------------------------------
FOCUS FUND - CLASS A
-----------------------------------------------------------------------------------------------
Issued                                 145,871         634,622    $  1,667,182    $  7,101,766
-----------------------------------------------------------------------------------------------
Reinvested                                  --          13,496              --         141,035
-----------------------------------------------------------------------------------------------
Redeemed                              (277,603)       (523,708)     (3,055,333)     (5,803,312)
-----------------------------------------------------------------------------------------------
Net Change                            (131,732)        124,410      (1,388,151)      1,439,489
-----------------------------------------------------------------------------------------------
FOCUS FUND - CLASS C
-----------------------------------------------------------------------------------------------
Issued                                  31,006         185,367         347,864       2,108,497
-----------------------------------------------------------------------------------------------
Reinvested                                  --           3,163              --          32,835
-----------------------------------------------------------------------------------------------
Redeemed                               (20,931)        (11,764)       (241,462)       (125,530)
-----------------------------------------------------------------------------------------------
Net Change                              10,075         176,766         106,402       2,015,802
-----------------------------------------------------------------------------------------------
SMALL CAP FUND - CLASS A
-----------------------------------------------------------------------------------------------
Issued                                 194,644         445,210       2,570,833       5,031,428
-----------------------------------------------------------------------------------------------
Reinvested                                  --           8,767              --         105,948
-----------------------------------------------------------------------------------------------
Redeemed                               (46,002)       (168,481)       (599,070)     (1,989,849)
-----------------------------------------------------------------------------------------------
Net Change                             148,642         285,496       1,971,763       3,147,527
-----------------------------------------------------------------------------------------------
SMALL CAP FUND - CLASS C
-----------------------------------------------------------------------------------------------
Issued                                 307,747         102,234       4,106,361       1,188,420
-----------------------------------------------------------------------------------------------
Reinvested                                  --           1,916              --          22,998
-----------------------------------------------------------------------------------------------
Redeemed                                (1,559)           (805)        (21,394)        (10,172)
-----------------------------------------------------------------------------------------------
Net Change                             306,188         103,345       4,084,967       1,201,246
-----------------------------------------------------------------------------------------------
LARGE CAP FUND - CLASS A
-----------------------------------------------------------------------------------------------
Issued                                  49,353         282,864         483,159       2,666,087
-----------------------------------------------------------------------------------------------
Reinvested                                  --             237              --           2,389
-----------------------------------------------------------------------------------------------
Redeemed                               (33,358)         (6,647)       (332,353)        (64,938)
-----------------------------------------------------------------------------------------------
Net Change                              15,995         276,454         150,806       2,603,538
-----------------------------------------------------------------------------------------------
LARGE CAP FUND - CLASS C
-----------------------------------------------------------------------------------------------
Issued                                   3,795          26,036          37,137         233,859
-----------------------------------------------------------------------------------------------
Net Change                               3,795          26,036          37,137         233,859
-----------------------------------------------------------------------------------------------
BANK & FINANCIAL FUND - CLASS A
-----------------------------------------------------------------------------------------------
Issued                                 740,101         628,270      12,022,696       8,596,766
-----------------------------------------------------------------------------------------------
Redeemed                              (707,164)       (694,266)    (11,455,769)     (9,528,327)
-----------------------------------------------------------------------------------------------
Net Change                              32,937         (65,996)        566,927        (931,561)
-----------------------------------------------------------------------------------------------
BANK & FINANCIAL FUND - CLASS C
-----------------------------------------------------------------------------------------------
Issued                                   6,321           3,842         102,403          45,931
-----------------------------------------------------------------------------------------------
Redeemed                                (2,396)         (5,759)        (37,591)        (74,994)
-----------------------------------------------------------------------------------------------
Net Change                               3,925          (1,917)         64,812         (29,063)
-----------------------------------------------------------------------------------------------
FIXED INCOME FUND - CLASS A
-----------------------------------------------------------------------------------------------
Issued                                     100              --           1,000              --
-----------------------------------------------------------------------------------------------
Net Change                                 100              --           1,000              --
-----------------------------------------------------------------------------------------------
FIXED INCOME FUND - CLASS I
-----------------------------------------------------------------------------------------------
Issued                                     100              --           1,000              --
-----------------------------------------------------------------------------------------------
Net Change                                 100              --           1,000              --
-----------------------------------------------------------------------------------------------

                                                                 ---------------
                                                                     Continued >
                                                                 ---------------

--------------------------------------------------------------------------------
Diamond Hill Funds Semiannual Report June 30, 2002                      Page  31

--------------------------------------------------------------------------------
                               Diamond Hill Funds
                    Notes to Financial Statements (Continued)
                           June 30, 2002 (unaudited)

INVESTMENT TRANSACTIONS

For the six months ended June 30, 2002, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) were as follows:

                                                      PURCHASES          SALES
--------------------------------------------------------------------------------
Focus Fund                                           $1,674,056       $3,378,210
--------------------------------------------------------------------------------
Small Cap Fund                                        6,298,164        1,747,035
--------------------------------------------------------------------------------
Large Cap Fund                                        1,495,149        1,047,778
--------------------------------------------------------------------------------
Bank & Financial Fund                                 7,405,159        5,267,999
--------------------------------------------------------------------------------

The U.S. Federal income tax basis of the Funds' investments may differ from cost for financial reporting purposes. These differences are due to losses recognized for financial reporting purposes in excess of U.S. Federal income tax reporting. As of June 30, 2002, the aggregate total cost of investments for U.S. Federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) were as follows:

--------------------------------------------------------------------------------
                                                                  NET UNREALIZED
                        COST BASIS    UNREALIZED     UNREALIZED    APPRECIATION
                      OF INVESTMENTS APPRECIATION   DEPRECIATION  (DEPRECIATION)
--------------------------------------------------------------------------------
Focus Fund              $11,935,642   $ 1,304,045   ($1,330,716)   ($   26,671)
--------------------------------------------------------------------------------
Small Cap Fund           12,361,686     1,407,919      (870,923)       536,996
--------------------------------------------------------------------------------
Large Cap Fund            2,927,165       201,904      (177,255)        24,649
--------------------------------------------------------------------------------
Bank & Financial Fund    13,254,694     2,881,093      (491,746)     2,389,347
--------------------------------------------------------------------------------

INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Focus Fund, Small Cap Fund, Large Cap Fund, and Fixed Income Fund each receive investment management and advisory services from Diamond Hill Capital Management, Inc. (formerly Heartland Advisory Group, Inc.) ("DHCMI") under management agreements that provide for fees to be paid at an annual rate of 0.90%, 0.80%, 0.70%, and 0.30%, of the Funds' average daily net assets, respectively. The Bank & Financial Fund receives investment management and advisory services from Diamond Hill Securities, Inc. (formerly Banc Stock Financial Services, Inc.) ("DHSI") under a management agreement that provides for fees to be paid at an annual rate of 1.00% of the Funds average daily net assets. Prior to July 2, 2001, the Focus Fund, Small Cap Fund, and Bank & Financial Fund paid their respective adviser at an annual rate of 1.00% of the Funds' average daily net assets. After the initial two years, the advisory agreements are subject to an annual approval by the Board. In addition, each Fund has entered into an administrative services agreement whereby their respective investment adviser is paid a fee at an annual rate of 0.45% of the Funds' average daily net assets. Prior to July 2, 2001, their respective investment adviser was paid at an annual rate of 0.50% of the Funds' average daily net assets. These administrative fees are used to pay most of the Funds' operating expenses except distribution, shareholder servicing, brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses. For the six months ended June 30, 2002, the investment advisers reimbursed $2,250 of trustee expenses on behalf of each of the Focus Fund, Small Cap Fund, Large Cap Fund, and Bank & Financial Fund. For this same time period, the investment advisers paid all fees and expenses relating to non-interested person trustees, and will not seek reimbursement from the Funds.

DHSI is a wholly-owned subsidiary of DHCMI, which is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc. (formerly The Banc Stock Group, Inc.). DHSI is a full service NASD Broker-Dealer and Registered Investment Adviser. DHSI received $17,498, during the six months ended June 30, 2002, from brokerage fees on executions of purchases and sales of the Funds' portfolio investments.

Pursuant to rule 12b-1 of the 1940 Act, each Fund has adopted a distribution plan (together, the "Plans"). Under the Plans, Class A shares pay quarterly a distribution fee at an annual rate of 0.25% of Class A average daily net assets. Class C shares pay quarterly a distribution and shareholder-servicing fee at an annual rate of 0.75% and 0.25%, respectively, of Class C average daily net assets. Class I shares are not subject to any distribution or shareholder-servicing fees. These fees, which totaled $40,164 for the six months ended June 30, 2002, compensate DHSI (the "Distributor") for the services it provides and for expenses borne by the Distributor under the Plans.

--------------------------------------------------------------------------------
Page  32                      Diamond Hill Funds Semiannual Report June 30, 2002

--------------------------------------------------------------------------------
                               Diamond Hill Funds
                    Notes to Financial Statements (Continued)
                           June 30, 2002 (unaudited)

For the six months ended June 30, 2002, the Distributor received $10,118 in sales commissions from the sales of the Funds' Class A shares. The Distributor also received $3,016 of contingent deferred sales charges relating to redemptions of Class C shares.

The Trust has agreements with Mutual Funds Service Co. to provide transfer agent, fund accounting, and administrative services. The services to be provided under the agreements include day-to-day administration of matters related to the corporate existence of the Trust and its Funds (other than rendering investment advice), maintenance of records, preparation of reports, supervision of the Trust's arrangement with the custodian and assistance in the preparation of the Trust's registration statement under federal and state laws. Mutual Funds Service Co. is paid directly by each Fund's investment adviser under terms of the administrative services agreements. On August 8, 2002, the Trust notified Mutual Funds Service Co. that its agreement to provide transfer agent, fund accounting, and administrative services to the Trust will be terminated on or about November 15, 2002. The Trust has retained the services of Integrated Fund Services, Inc. to provide these duties beginning on or about November 16, 2002.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of a fund, under
Section 2(a)(9) of the 1940 Act. As of June 30, 2002, there was one shareholder, who is not affiliated with the Trust in any capacity, that owned of record 33% of all outstanding shares of the Large Cap Fund. Also, DHCMI owns 100% of all outstanding shares of the Fixed Income Fund.

CHANGE IN INDEPENDENT AUDITORS

The Board determined on December 6, 2001 to engage Crowe Chizek and Co., LLP ("Crowe Chizek") as independent auditors for the fiscal year ending December 31, 2001. At the request of the Trust, McCurdy & Associates CPA's, Inc. ("McCurdy"), which had previously served as the Trusts' independent auditors, submitted its resignation as auditors on December 6, 2001. The audit reports of McCurdy on the financial statements as of and for the fiscal years ended February 29, 2000 and February 28, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audit of the fiscal years ended February 29, 2000 and February 28, 2001 and the subsequent interim period through December 6, 2001, there were no disagreements with McCurdy on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to the satisfaction of McCurdy would have caused McCurdy to make reference to the subject matter of the disagreement in connection with McCurdy's opinions. Additionally, there were no disagreements with McCurdy regarding any of these matters, either those resolved to their satisfaction or those not resolved to their satisfaction. None of the events listed in Item 304(a)(1)(v)(A) through (D) of Regulation S-K of the Securities and Exchange Commission occurred during the fiscal years ended February 29, 2000 and February 28, 2001 or the subsequent interim period from March 1, 2001 through December 6, 2001. During the fiscal years ended February 29, 2000 and February 28, 2001 and the subsequent interim period from March 1, 2001 through December 6, 2001, there was no consultation with Crowe Chizek regarding: (1) application of accounting principles to specified transactions, either completed or proposed, or the type of audit opinion that might be rendered on the Trusts' financial statements; or (2) any matter that was the subject to disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in paragraph 304(a)(1)(v) or Regulation S-K).

FEDERAL TAX INFORMATION

At December 31, 2001, the Focus Fund and Bank & Financial Fund had unused capital loss carryforwards of $175,508 and $394,696, respectively, available to offset future gains, if any, for U.S. Federal income tax purposes. The capital loss carryforwards expire in 2009 and 2008, respectively.

                                                                 ---------------
                                                                     Continued >
                                                                 ---------------

--------------------------------------------------------------------------------
Diamond Hill Funds Semiannual Report June 30, 2002                      Page  33

--------------------------------------------------------------------------------
                               Diamond Hill Funds

TRUSTEES AND OFFICERS

The Board of Trustees oversees the management of the Trust and the Funds and elects their officers. The officers are responsible for the Funds' day-to-day operations. The Board retains various companies to carry out the Funds' operations, including the investment adviser, custodian, transfer agent and others. The Board has the right, and the obligation, to terminate the Funds' relationship with any of these companies and to retain a different company if the Board believes it is in the shareholders' best interests. The Trustees' and officers' names, addresses, years of birth, positions held with the Trust, and length of service as a Diamond Hill Funds Trustee are listed below. Also included is each Board members principal occupation during, at least, the past five years. Those Trustees who are "interested persons", as defined in the 1940 Act, by virtue of their affiliation with the Trust are indicated by an asterisk (*).

-----------------------------------------------------------------------------------------------------------
NAME, ADDRESS1,         POSITION AND LENGTH              PRINCIPAL OCCUPATION
AND YEAR OF BIRTH       OF SERVICE2                      DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------
R. H. Dillon*           President and Trustee            President, Chief Executive Officer and Chief
Year of Birth:  1956    since August 2000                Invesment Officer of Diamond Hill Investment
                                                         Group, Inc. (formerly The Banc Stock Group, Inc.),
                                                         since May 2000; Vice President of Loomis, Sayles &
                                                         Co., a financial services company, from October
                                                         1997 to April 2000; President and Chief Investment
                                                         Officer of Dillion Capital Management, an
                                                         investment advisory firm acquired by Loomis Sayles
                                                         in 1997, from July 1993 to October 1997.
-----------------------------------------------------------------------------------------------------------
James F. Laird*         Treasurer, Secretary, and        Chief Financial Officer of Diamond Hill Investment
Year of Birth:  1957    Chief Financial Officer since    Group, Inc. (formerly The Banc Stock Group, Inc.)
                        December 2001                    since December 2001; President of Diamond Hill
                                                         Securities since July 2001; Vice President
                                                         Corporate Strategy with Nationwide Insurance from
                                                         January 2001 to July 2001; Senior Vice President
                                                         Product Development with Villanova Capital from
                                                         February 1999 through December 2000; Vice
                                                         President and General Manager with Nationwide
                                                         Advisory Services from January 1995 through
                                                         February 1999, and Treasurer with Nationwide
                                                         Mutual Funds from January 1995 through December
                                                         2000.
-----------------------------------------------------------------------------------------------------------
John M. Bobb            Trustee since October 1997       Director of Headwaters Group, a fine arts
Year of Birth:  1941                                     consulting agency, 1994 to present.
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Page  34                      Diamond Hill Funds Semiannual Report June 30, 2002

--------------------------------------------------------------------------------
                               Diamond Hill Funds

-----------------------------------------------------------------------------------------------------------
NAME, ADDRESS1,         POSITION AND LENGTH              PRINCIPAL OCCUPATION
AND YEAR OF BIRTH       OF SERVICE2                      DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------
George A. Skestos       Trustee since August 2000        President of Homewood Corp., a real estate
Year of Birth:  1968                                     development firm, since September 1999; Director
                                                         of the Midland Life Insurance Co., since April
                                                         1998; Officer of Huntington Capital Corp., from
                                                         April 1994 to September 1997.
-----------------------------------------------------------------------------------------------------------
William P. Zox*         Trustee since August 2000        Investment Analyst with Diamond Hill Capital
Year of Birth: 1967                                      Management, Inc., since January 2001; Partner with
                                                         Schottenstein, Zox, and Dunn Co., LPA, a law firm,
                                                         January 2000 to December 2000; Associate with
                                                         Schottenstein, Zox, and Dunn Co., LPA from July
                                                         1993 to January 2000.
-----------------------------------------------------------------------------------------------------------
Archie M. Griffin       Trustee since June 2001          Associate Director of Athletics at The Ohio State
Year of Birth: 1954                                      University since 1994; Director of Abercrombie &
                                                         Fitch, Motorists Insurance, and Ohio Auto Club.
-----------------------------------------------------------------------------------------------------------

1 The address of each Trustee is 375 North Front Street, Suite 300, Columbus, OH 43215.
2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.
* R. H. Dillon is deemed an "interested person" of the Trust by virtue of his position as President of Diamond Hill Capital Management, Inc., the Adviser of the Trust. James Laird is also deemed an "interested person" of the Trust by virtue of his position as President of Diamond Hill Securities, Inc., the Distributor of the Funds. William P. Zox is also deemed an "interested person" of the Trust by virtue of his position as an Investment Analyst with Diamond Hill Capital Management, Inc., the investment adviser of the Focus Fund, Small Cap Fund, and Large Cap Fund.

--------------------------------------------------------------------------------
Diamond Hill Funds Semiannual Report June 30, 2002                      Page  35

                 [This page has been left blank intentionally.]

--------------------------------------------------------------------------------
Page  36                      Diamond Hill Funds Semiannual Report June 30, 2002

                            [LOGO]DIAMOND HILL FUNDS
                                  ------------------

                       375 North Front Street, Suite 300
                              Columbus, Ohio 43215
                                  614.255.3333
                              www.diamond-hill.com


                              INVESTMENT ADVISERS:
                     Diamond Hill Capital Management, Inc.
                         Diamond Hill Securities, Inc.


                                  DISTRIBUTOR
                         Diamond Hill Securities, Inc.


                        FOR ADDITIONAL INFORMATION CALL:
                            Mutual Funds Service Co.
                                 (888)226-5595

This report must be preceded or accompanied by the Funds' prospectus, which contains facts concerning its objectives and policies, management fees, expenses and other information. The Statement of Additional Information (SAI) includes supplementary information about the Funds' trustees and is available, without charge, upon request by calling (614)255-3333.